UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2021

Cascadia Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40762	86-2105250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 2nd Avenue, Suite 1200

Seattle, Washington 98104

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 436-2550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	CCAIU	Nasdaq
Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	CCAI	Nasdaq
Redeemable Warrants included as part of the Units	CCAIW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On August 30, 2021, Cascadia Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units solely to cover over-allotments, if any.

On August 30, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale of 5,000,000 warrants (the “Private Placement”) to Cascadia Acquisition Sponsor LLC (the “Sponsor”) at a purchase price of $1.00 per warrant, generating gross proceeds to the Company of $5,000,000.

A total of $150,000,000 of the net proceeds from the IPO and Private Placement were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of August 30, 2021 reflecting the receipt of the proceeds upon the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Audited Balance Sheet as of August 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascadia Acquisition Corp.

	By:	/s/ Jamie Boyd
		Name:	Jamie Boyd
		Title:	Chief Executive Officer
Dated: September 3, 2021